Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of John B. Sanfilippo & Son, Inc. (the “Company”) on Form 10‑Q for the quarter ended March 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank S. Pellegrino, Chief Financial Officer, Executive Vice President, Finance and Administration, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 2, 2023

/s/ Frank S. Pellegrino

Frank S. Pellegrino

Chief Financial Officer, Executive Vice President, Finance and Administration